UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 27, 2005

Bison Instruments, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	000-27297	E41-0947661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7725 Vasserman Trail, Chanhassen, MN	55317
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code  (952) 938-1055

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01. Changes in Registrant’s Certifying Accountant

On October 27, 2005, Eide Bailly LLP (“Eide”) was appointed as the independent registered public accountant for Bison Instruments, Inc. (“Bison”) for the year ended October 31, 2005, replacing KPMG LLP (“KPMG”). This action dismisses KPMG as Bison’s independent registered public accountant for the year ended October 31, 2005. This decision to change independent registered public accountants was approved by the Audit Committee of the Board of Directors on October 27, 2005.

The audit reports of KPMG on the consolidated financial statements of Bison as of and for the years ended October 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

KPMG’s report on the consolidated financial statements of Bison as of and for the year ended October 31, 2004 contained a separate paragraph stating “The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2.The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

In connection with the audits of the years ended October 31, 2003 and October 31, 2004 and through to October 27, 2005, there were no disagreements between Bison and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its report on Bison’s financial statements.

During the two most recent fiscal years and through to October 27, 2005, there were no “reportable events” with respect to Bison as that term is defined in item 304(a)(l)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (“Regulation S-K”).

Bison provided a copy of the foregoing disclosures to KPMG and requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01. A copy of that letter furnished in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Letter of KPMG LLP, dated October 27, 2005, regarding change in certifying accountant of Bison Instruments, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bison Instruments, Inc.
(Registrant)

Date:	October 27, 2005	By:	/s/ Edward G. Lampman
(Signature)*
		Title:	Chief Executive Officer, Chief Financial Officer And Director

*Print name and title of the signing officer under his signature.